Exhibit 4.2


                 FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__]

                                    Issuer

                              [INDENTURE TRUSTEE]

                               Indenture Trustee

                      -----------------------------------

                                SERIES 2001-[_]

                             INDENTURE SUPPLEMENT

                         Dated as of [______ __, 200_]

                      -----------------------------------






               SERIES 2001-[_] FLOATING RATE ASSET BACKED NOTES,

                              CLASS A AND CLASS B


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
                      Table of Contents

                                                                                       Page
                                   ARTICLE I

                       CREATION OF SERIES 2001-[_] NOTES

Section 1.01.   Designation..............................................................2

                                  ARTICLE II

                                  DEFINITIONS

Section 2.01.   Definitions..............................................................3
Section 2.02.   Other Definitional Provisions...........................................14

                                  ARTICLE III

                                 SERVICING FEE

Section 3.01.   Servicing Compensation..................................................14

                                  ARTICLE IV

           RIGHTS OF SERIES 2001-[_] NOTEHOLDERS AND ALLOCATION AND
                          APPLICATION OF COLLECTIONS

Section 4.01.   Collections and Allocations.............................................15
Section 4.02.   Determination of Monthly Interest.......................................16
Section 4.03.   Determination of Monthly Principal......................................17
Section 4.04.   Application of Available Funds on Deposit in Collection Account and Other
                Sources.................................................................17
Section 4.05.   Investor Charge-Offs....................................................21
Section 4.06.   Reallocated Principal Collections.......................................22
Section 4.07.   Excess Interest Collections.............................................22
Section 4.08.   Shared Principal Collections............................................23
Section 4.09.   Available Subordinated Amount...........................................23
Section 4.10.   Principal Funding Account...............................................24
Section 4.11.   Reserve Fund............................................................25
Section 4.12.   [Reserved]..............................................................26
Section 4.13.   Determination of LIBOR..................................................26
Section 4.14.   Investment Instructions.................................................27

                                   ARTICLE V

         DELIVERY OF SERIES 2001-[_] NOTES; DISTRIBUTIONS; REPORTS TO
                          SERIES 2001-[_] NOTEHOLDERS

Section 5.01.   Delivery and Payment for Series 2001-[_] Notes..........................27
Section 5.02.   Distributions...........................................................27
Section 5.03.   Reports and Statements to Series 2001-[_] Noteholders...................28

                                  ARTICLE VI

                      SERIES 2001-[_] AMORTIZATION EVENTS

 Section 6.01.   Series 2001-[_] Amortization Events.....................................29

                                  ARTICLE VII

          REDEMPTION OF SERIES 2001-[_] NOTES; SERIES FINAL MATURITY;
                              FINAL DISTRIBUTIONS

 Section 7.01.   Optional Redemption of Series 2001-[_] Notes............................30
 Section 7.02.   Series Final Maturity...................................................31

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

 Section 8.01.   Execution and Delivery of Interest Rate Swap............................32
 Section 8.02.   Ratification of Agreement...............................................32
 Section 8.03.   Form of Delivery of Series 2001-[_] Notes...............................32
 Section 8.04.   Counterparts............................................................32
 Section 8.05.   Governing Law...........................................................32
 Section 8.06.   Effect of Headings and Table of Contents................................32



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         SERIES 2001-[_] INDENTURE SUPPLEMENT, dated as of [______ __, 200_], by and between [FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__], a Delaware business trust, as Issuer, and [INDENTURE TRUSTEE], a [__________] banking [association] [corporation], as Indenture Trustee.

                                   RECITALS

         A. Section 2.12 of the Indenture provides, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into an Indenture Supplement to authorize the issuance by the Issuer of Notes in one or more Series.

         B. The parties to this Indenture Supplement, by executing and delivering this Indenture Supplement, are providing for the creation of the Series 2001-[_] Notes and specifying the Principal Terms thereof.

         In consideration of the mutual covenants and agreements contained in this Indenture Supplement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                               GRANTING CLAUSES

         In addition to the Grant of the Indenture, the Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Series 2001-[_] Notes and of the Swap Counterparty (but only to the extent of its right to receive amounts owed thereto under the Interest Rate Swap), all of the Issuer's right, title and interest (whether now owned or hereafter acquired) in, to and under:

               (i) all Collections on the Receivables allocated to the Holders of the Series 2001-[_] Notes;

               (ii) all Collections on, if applicable, interests in Other Floorplan Assets allocated to the Holders of the Series 2001-[_] Notes;

               (iii) all Eligible Investments and all monies, instruments, securities, security entitlements, documents, certificates of deposit and other property from time to time on deposit in or credited to the Series 2001-[_] Accounts (including any subaccount thereof) and in all interest, proceeds, earnings, income, revenue, dividends and other distributions thereof (including any accrued discount realized on liquidation of any investment purchased at a discount);

               (iv) all rights, remedies, powers, privileges and claims of the Issuer under or with respect to the Interest Rate Swap (whether arising pursuant to the terms of such agreement or otherwise available to the Issuer at law or in equity), including the rights of the Issuer to enforce the Interest Rate Swap and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Interest Rate Swap; and

               (v) all present and future claims, demands, causes of action and choses in action regarding any of the foregoing and all payments on any of the foregoing and all proceeds of any nature whatsoever regarding any of the foregoing, including all proceeds of the voluntary or involuntary conversion thereof into cash or other liquid property and all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any kind and other forms of obligations and receivables, instruments and other property that at any time constitute any part of or are included in the proceeds of any of the foregoing.

         The foregoing Grants are made in trust to secure (a) the Issuer's obligations under the Series 2001-[_] Notes equally and ratably without prejudice, priority, or distinction between any 2001-[_] Note and any other 2001-[_] Notes, (b) the Issuer's obligations under the Interest Rate Swap (but only to the extent of its right to receive amounts owed thereto under the Interest Rate Swap), (c) the payment of all other sums payable under the 2001-[_] Notes, the Indenture and this Indenture Supplement and (d) the compliance with the terms and conditions of the 2001-[_] Notes, the Indenture and this Indenture Supplement and the Interest Rate Swap, all as provided herein or therein.

         The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein.

                                  ARTICLE I

                       CREATION OF SERIES 2001-[_] NOTES

         Section 1.01. Designation.

         (a) There is hereby created a Series of Notes to be issued by the Issuer on the Closing Date pursuant to the Indenture and this Indenture Supplement to be known as the "Series 2001-[_] [Floating Rate] Asset Backed Notes" or the "Series 2001-[_] Notes." The Series 2001-[_] Notes will be issued in [two] Classes, the first of which will be known as the "Series 2001-[_] [Floating Rate] Asset Backed Notes, Class A" the second of which will be known as the "Series 2001-[_] [Floating Rate] Asset Backed Notes, Class B." The Series 2001-[_] Notes will be due and payable on the Series 2001-[_] Final Maturity Date.

         (b) Series 2001-[_] will be in Excess Interest Sharing Group [One] and in Principal Sharing Group [One]. Series 2001-[_] will not be a Shared Enhancement Series or in an Interest Reallocation Group. Series 2001-[_] will not be subordinated to any other Series.

         (c) The Series 2001-[_] Notes are "Notes" and this Indenture Supplement is an "Indenture Supplement" for all purposes under the Indenture. If any provision of the Series 2001-[_] Notes or this Indenture Supplement conflicts with or is inconsistent with any provision of the Indenture, the provisions of the Series 2001-[_] Notes or this Indenture Supplement, as the case may be, control.

         (d) Each term defined in Section 2.01 of this Indenture Supplement relates only to Series 2001-[_] and this Indenture Supplement and to no other Series or Indenture Supplements.

                                  ARTICLE II

                                  DEFINITIONS

         Section 2.01. Definitions.

         Whenever used in this Indenture, the following words and phrases have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         "Accumulation Period Factor" means, with respect to any Collection Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series in Principal Sharing Group [One] and the denominator of which is equal to the sum of (a) the Initial Invested Amount and (b) the initial invested amounts of all outstanding Series in Principal Sharing Group [One] (other than Series 2001-[_]) that are not expected to be in their revolving periods from such date to the Expected Final Payment Date; provided, however, that this definition may be changed at any time upon receipt by the Indenture Trustee of an Officer's Certificate from the Transferor that such change will not have an Adverse Effect.

         "Accumulation Period Length" has the meaning specified in Section 4.04(g).

         "Additional Interest" means, with respect to any Distribution Date, the Class A Additional Interest and the Class B Additional Interest for such Distribution Date.

         "Adjusted Invested Amount" means, with respect to the Series 2001-[_] Notes as of any date of determination, an amount equal to the Invested Amount minus the Principal Funding Account Balance on such date.

         "Adjusted Pool Balance" means, for any date of determination, the sum of the Pool Balance as of such date and the amounts on deposit in the Excess Funding Account on such date.

         "Adjustment Payments" has the meaning specified in the Transfer and Servicing Agreement[s].

         "Available Investor Interest Collections" means, with respect to any Distribution Date, an amount equal to the sum of (a) Investor Interest Collections with respect to such Distribution Date, (b) all interest and earnings on Eligible Investments credited to the Principal Funding Account and the Reserve Fund (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date and (c) all amounts received from the Swap Counterparty under the Interest Rate Swap with respect to such Distribution Date.

         "Available Investor Principal Collections" means, with respect to any Distribution Date, an amount equal to (a) the sum of (i) Investor Principal Collections with respect to such Distribution Date, (ii) on the Termination Date, all funds in the Reserve Fund, if any, after giving effect to Section 4.04(b)(iii) and (iii) any Shared Principal Collections with respect to other Series in Principal Sharing Group [One] (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2001-[_] pursuant to the Indenture for application as Shared Principal Collections), minus (b) Reallocated Principal Collections with respect to such Distribution Date.

         "Available Subordinated Amount" means, with respect to the first Determination Date, an amount equal to the Required Subordinated Amount. The Available Subordinated Amount for any subsequent Determination Date means an amount equal to the lesser of (1) the Required Subordinated Amount for such Determination Date and (2) an amount equal to:

               (a) the Available Subordinated Amount for the prior Determination Date; minus

               (b) the amount of any Available Transferor Collections used to cover shortfalls of some of the required distributions and deposits to be made on the related Distribution Date as provided in clause
          (ii) of Section 4.04(b); minus

               (c) the amount of the Available Subordinated Amount reallocated to the Invested Amount as provided in Sections 4.05 and 4.06 in order to avoid a reduction of the Invested Amount; plus

               (d) the amount of any Available Investor Interest Collections available to be distributed to the Owner Trustee as provided in clause (xii) of Section 4.04(a) for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement; minus

               (e) the Incremental Subordinated Amount for the prior Determination Date; plus

               (f) the Incremental Subordinated Amount for such Determination Date; minus

               (g) the Subordinated Percentage of the increase in the Series 2001-[_] Excess Funding Amount since the prior Distribution Date to the succeeding Distribution Date; plus

               (h) the Subordinated Percentage of the decrease in the Series 2001-[_] Excess Funding Amount since the prior Distribution Date to the succeeding Distribution Date; plus

               (i) any increases thereof pursuant to Section 4.09(c).

         "Available Transferor Collections" means, with respect to any Distribution Date, the sum of (a) the Available Transferor Interest Collections for such date and (b) the Available Transferor Principal Collections for such date.

         "Available Transferor Interest Collections" means, with respect to any Distribution Date, an amount equal to the result obtained by multiplying
(a) the excess of (i) the Transferor Percentage for the related Collection Period over (ii) the Excess Transferor Percentage for such Collection Period by (b) Interest Collections for the related Deposit Date.

         "Available Transferor Principal Collections" means, with respect to any Distribution Date, an amount equal to the result obtained by multiplying
(a) the excess of (i) the Transferor Percentage for the related Collection Period over (ii) the Excess Transferor Percentage for such Collection Period by (b) Principal Collections for the related Deposit Date.

         "Business Day" means any day other than (a) a Saturday or a Sunday,
(b) any day on which banking institutions or trust companies in the City of London are authorized or obligated by law, executive order or governmental decree to be closed or (c) another day on which banking institutions or trust companies in the State of Michigan or the State of New York are authorized or obligated by law, executive order or governmental decree to be closed.

         "Class A Additional Interest" has the meaning specified in Section 4.02(a).

         "Class A Interest Shortfall" has the meaning specified in Section 4.02(a).

         "Class A Monthly Interest" has the meaning specified in subsection 4.02(a).

         "Class A Note Initial Principal Balance" means $[_________].

         "Class A Note Interest Rate" means a per annum rate of [___]% in excess of LIBOR, as determined (i) on [_________], 2001, for the period from and including the Closing Date through and excluding [_________], 2001 and
(ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

         "Class A Note Principal Balance" means, with respect to any date, the Class A Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class A Noteholders before such date.

         "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

         "Class A Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

         "Class B Additional Interest" has the meaning specified in Section 4.02(b).

         "Class B Interest Shortfall" has the meaning specified in Section 4.02(b).

         "Class B Invested Amount" means, as of any date, an amount equal to
(a) the initial principal amount of the Class B Notes minus (b) the amount of principal previously paid to the Class B Noteholders with respect to the Class B Notes minus (c) the cumulative amount of unreimbursed Uncovered Reallocated Principal Collections immediately before such date minus (d) the cumulative amount of unreimbursed Investor Charge-Offs immediately before such date, but limited to an amount that would reduce the Class B Invested Amount to zero.

         "Class B Monthly Interest" has the meaning specified in Section
4.02(b).

         "Class B Note Initial Principal Balance" means $[_________].

         "Class B Note Interest Rate" means a per annum rate of [___]% in excess of LIBOR, as determined (i) on [_________], 2001, for the period from and including the Closing Date through and excluding [_________], 2001 and
(ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

         "Class B Note Principal Balance" means, with respect to any date, the Class B Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class B Noteholders before such date.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

         "Closing Date" means [_________], 2001.

         "Controlled Accumulation Amount" means, for any Distribution Date with respect to the Controlled Accumulation Period, $[___________]; provided, however, that if the Accumulation Period Length is determined to be less than [six] months pursuant to Section 4.04(g), the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (a) the product of (i) the sum of the Class A Note Initial Principal Balance and the Class B Note Initial Principal Balance and (ii) the Accumulation Period Factor for such Collection Period, divided by (b) the Required Accumulation Factor Number.

         "Controlled Accumulation Period" means, unless an Amortization Event has occurred prior thereto, the period beginning at the close of business on [________], 20[__] or such later date as is determined in accordance with
Section 4.04(g) and ending on the earlier to occur of (a) the close of business of the day immediately preceding the commencement of the Early Amortization Period and (b) the end of the Collection Period immediately preceding the Distribution Date on which the Note Principal Balance will be paid in full.

         "Controlled Deposit Amount" means, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of
(a) the Controlled Accumulation Amount for such Distribution Date and (b) any existing Deficit Controlled Accumulation Amount.

         "Dealer Overconcentration" means, on any Determination Date, any excess of (a) the average amount of the aggregate Principal Receivables arising under all the Accounts of a Dealer or a group of affiliated Dealers for the related Collection Period over (b) [2]% (or [4]% in the case of Dealers affiliated with AutoNation) of the Pool Balance on the first day of such Collection Period (or, in either case, a higher percentage so long as the Rating Agency Condition has been satisfied).

         "Defaulted Amount" means, on any Determination Date, an amount (which shall not be less than zero) equal to (a) the amount of all Principal Receivables that became Defaulted Receivables during the immediately preceding Collection Period, plus (b) if applicable, the principal portion of any interests in Other Floorplan Assets that defaulted during the immediately preceding Collection Period, minus (c) the amount of any such Defaulted Receivables which are subject to reassignment to the Transferor[s] in accordance with the terms of the Transfer and Servicing Agreement[s] (except that if an Insolvency Event occurs with respect to [the] [a] Transferor, the amount of such Defaulted Receivables that are subject to reassignment to such Transferor shall be zero); minus (d) the amount of any such Defaulted Receivables which are subject to assignment to the Servicer in accordance with the terms of the Transfer and Servicing Agreement[s] (except that if an Insolvency Event occurs with respect to the Servicer, the amount of such Defaulted Receivables that are subject to reassignment to the Servicer shall be zero).

         "Deficit Controlled Accumulation Amount" means (a) on the first Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Funding Account on any previous Distribution Date.

         "Distribution Date" means [__________], 2001 and the [__]th day of each calendar month thereafter, or if such [__]th day is not a Business Day, the next succeeding Business Day.

         "Early Amortization Period" means the period beginning on the first day of the Collection Period in which an Amortization Event with respect to Series 2001-[_] occurs (or, if the Servicer is required to make daily deposits of Collections into the Collection Account pursuant to Section 8.04(b) of the Indenture, on the day on which such an Amortization Event occurs) and ending on the earlier to occur of (a) the end of the Collection Period immediately preceding the Distribution Date on which the Note Principal Balance will be paid in full and (b) the Series 2001-[_] Final Maturity Date.

         "Excess Interest Collections" has, with respect to Series 2001-[_], the meaning specified in Section 4.07.

         "Excess Transferor Percentage" means:

               (a) for allocating Interest Collections with respect to any Collection Period, the percentage (not less than 0%) equal to 100% minus the sum of (i) the Floating Investor Percentage with respect to such Collection Period and the sum of the floating investor percentages for all other outstanding Series with respect to such Collection Period and (ii) the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Trust Available Subordinated Amount as of the Determination Date occurring in the immediately preceding Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination
          Date), and the denominator of which is the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding Collection Period; and

               (b) for allocating Principal Collections with respect to any Collection Period, the percentage (not less than 0%) equal to 100% minus the sum of (i) the floating investor percentages for all outstanding Series (including Series 2001-[_]) that are in their revolving periods with respect to such Collection Period and the fixed investor percentages for all outstanding Series (including Series 2001-[_]) that are not in their revolving periods with respect to such Collection Period and (ii) the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Trust Available Subordinated Amount as of the Determination Date occurring in the immediately preceding Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date), and the denominator of which is the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding Collection Period.

         "Expected Final Payment Date" means the [__________] 20[_] Distribution Date.

         "Fixed Investor Percentage" means, with respect to any Collection Period or portion thereof occurring after the end of the Revolving Period, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding Collection Period.

         "Floating Investor Percentage" means, with respect to any Collection Period, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the immediately preceding Collection Period (or with respect to the first Collection Period, the Initial Invested Amount) and the denominator of which is the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding Collection Period (or with respect to the first Collection Period, the Adjusted Pool Balance as of [_____]).

         "Incremental Subordinated Amount" means as of any Determination Date, the product of:

               (a) a fraction, (i) the numerator of which is the greater of
          (A) zero and (B) an amount equal to (1) the Adjusted Invested Amount as of such Determination Date, plus (2) the product of the Initial Invested Amount multiplied by the excess of the Required Pool Percentage over 100%, plus (3) the Required Subordinated Amount on such Determination Date (without giving effect to the Incremental Subordinated Amount), minus (4) the Series 2001-[_] Excess Funding Amount as of such Determination Date and (ii) the denominator of which is the Pool Balance as of such Determination Date (or with respect to the first Collection Period, the Pool Balance as of [_____]); times

               (b) the Non-Conforming Receivable Amount as of [the Determination Date].

         "Indenture" means the Indenture, dated as of [______ __, 200_], between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Supplement" means this Series 2001-[_] Indenture Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Initial Invested Amount" means $[________].

         "Interest Period" means, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

         "Interest Rate Swap" means the interest rate swap agreement, dated as of [________ __, 200_], between the Swap Counterparty and the Issuer in connection with Series 2001-[_].

         "Interest Collections Shortfall" has the meaning specified in Section 4.07.

         "Invested Amount" means, as of any date of determination, an amount equal to (a) the initial principal amount of the Series 2001-[_] Notes minus
(b) the amount of principal previously paid to the Series 2001-[_] Noteholders with respect to the Class A Notes and the Class B Notes minus (c) the cumulative amount of unreimbursed Uncovered Reallocated Principal Collections immediately before such date minus (d) the cumulative amount of unreimbursed Investor Charge-Offs immediately before such date.

         "Investor Charge-Offs" has the meaning specified in Section 4.05.

         "Investor Default Amount" means, with respect to any Distribution Date, an amount equal to the product of (a) the Floating Investor Percentage for the related Collection Period and (b) the Defaulted Amount for such Collection Period.

         "Investor Interest Collections" means, with respect to any Distribution Date, an amount equal to the product of (a) the Floating Investor Percentage for the related Collection Period and (b) Interest Collections for such Collection Period.

         "Investor Percentage" means, for any Collection Period, (a) with respect to Interest Collections and Defaulted Amounts at any time and Principal Collections during the Revolving Period, the Floating Investor Percentage, (b) with respect to Principal Collections during the Controlled Accumulation Period or the Early Amortization Period, the Fixed Investor Percentage and (c) with respect to Miscellaneous Payments at any time, the Miscellaneous Investor Percentage.

         "Investor Principal Collections" means, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Investor Percentage applicable for the related Collection Period and (ii) Principal Collections for such Collection Period, (b) any Available Investor Interest Collections, Reserve Fund Available Amounts, Excess Interest Collections from other Series in Excess Interest Sharing Group [One] and Available Transferor Collections that, as provided in Sections 4.04(a) and
(b), are to be treated as Investor Principal Collections with respect to such Distribution Date.

         "LIBOR" means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with Section 4.13.

         "LIBOR Determination Date" means (i) [_________], 2001 for the period from and including the Closing Date through and including [_________], 2001 and (ii) the second London Business Day before the commencement of the second and each subsequent Interest Period.

         "London Business Day" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "Manufacturer Overconcentration" means, on any Determination Date, any excess of (a) the average amount of the aggregate Principal Receivables that relate to a particular Manufacturer other than Ford for the related Collection Period over (b) [30]% of the Pool Balance on the first day of such Collection Period (or a higher percentage as may be approved in writing by each Rating Agency and subject to the conditions and limitations that it may require).

         "Miscellaneous Payments" means, for any Collection Period, the sum of the Adjustment Payments and the Transferor Deposit Amounts on deposit in the Excess Funding Account on the related Distribution Date.

         "Monthly Interest" means, with respect to any Distribution Date, the sum of the Class A Monthly Interest and the Class B Monthly Interest for such Distribution Date.

         "Monthly Principal" means the monthly principal distributable in respect of the Notes as calculated in accordance with Section 4.03.

         "Monthly Principal Payment Rate" means, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the Principal Collections with respect to such Collection Period and the denominator of which is the Pool Balance on the first day of such Collection Period.

         "Monthly Servicing Fee" means, for any Distribution Date, an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Floating Investor Percentage for the related Collection Period and (c) the total amount of Principal Receivables and, if applicable, principal portions of any interests in Other Floorplan Assets as of the close of business on the last day of the immediately preceding Collection Period, or with respect to the first Collection Period, the total amount of Principal Receivables as of the Closing Date, in either case, excluding the principal portion of any interests in Other Floorplan Assets owned by the Issuer that are not serviced by the Servicer; provided that with respect to the first Distribution Date, the Monthly Servicing Fee will equal $[_].

         "Non-Conforming Receivable Amount" means as of any Determination Date, the excess of:

               (a) the aggregate amount of Ineligible Receivables, Principal Receivables in Accounts containing Dealer Overconcentrations and Principal Receivables in Accounts containing Manufacturer Overconcentrations on such Determination Date, over

               (b) the aggregate amount of Ineligible Receivables, Principal Receivables in Accounts containing Dealer Overconcentrations and Principal Receivables in Accounts containing Manufacturer Overconcentrations that, in each case, became Defaulted Receivables during the period beginning on the prior Determination Date and ending on the day immediately before the current Determination Date.

         "Note Principal Balance" means, with respect to any date, the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

         "Pool Balance" means, for any date of determination, the total amount of the Principal receivables and, if applicable, the principal portions of any interests in Other Floorplan Assets owned by the Issuer on such date.

         "Principal Funding Account" has the meaning set forth in Section
4.10(a).

         "Principal Funding Account Balance" means, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

         "Principal Sharing Group [One]" means Series 2001-[_] and each other Series hereafter specified in the related Indenture Supplements to be included in Principal Sharing Group [One].

         "Principal Shortfall" has the meaning specified in Section 4.08(a).

         "Rating Agency" means each of Standard & Poor's and Moody's.

         "Reallocated Principal Collections" means with respect to any Distribution Date, the amount of Investor Principal Collections applied in accordance with Section 4.06 in an amount not to exceed the Class B Invested Amount for the related Distribution Date (after giving effect to any changes therein on the related Distribution Date).

         "Reassignment Amount" means, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Note Principal Balance on such Distribution Date, plus (b) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2001-[_] Noteholders, plus (c) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2001-[_] Noteholders on a prior Distribution Date.

         "Reference Banks" means four major banks in the London interbank market selected by the Servicer.

         "Required Accumulation Factor Number" means a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest Monthly Principal Payment Rate on the Accounts, expressed as a decimal, for the twelve months preceding the date of such calculation; provided, however, that this definition may be changed at any time upon receipt by the Indenture Trustee of an Officer's Certificate from the Seller that such change will not have an Adverse Effect.

         "Required Pool Percentage" means, [__]%, except that the Transferor[s] may reduce this percentage so long as the Rating Agency Condition is satisfied with respect to the Series 2001-[_] Notes.

         "Required Subordinated Amount" means, as of any date of determination, the sum of:

               (a) the greater of (i) zero and (ii) the product of (A) the Subordinated Percentage times (B) the excess of the Adjusted Invested Amount over the Series 2001-[_] Excess Funding Amount; and

               (b) the Incremental Subordinated Amount for such date.

         "Reserve Fund" has the meaning specified in Section 4.11(a).

         "Reserve Fund Available Amount" means, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Fund on such date (excluding any net investment earnings on amounts on deposit therein and before giving effect to any (i) deposit made or to be made therein pursuant to Sections 4.04(a) and (b) on such date or (ii) any withdrawal made or to be made therefrom pursuant to Section 4.04(b)(iii) on such date) and (b) the Reserve Fund Required Amount for such Distribution Date.

         "Reserve Fund Deposit Amount" means, with respect to any Distribution Date, the amount, if any, by which (a) the Reserve Fund Required Amount for such Distribution Date exceeds (b) the Reserve Fund Available Amount for such Distribution Date.

         "Reserve Fund Initial Amount" means $[___________].

         "Reserve Fund Required Amount" means, with respect to any Distribution Date, an amount equal to the product of (a) [_]% and (b) the Adjusted Invested Amount on such Distribution Date (after giving effect to any changes therein on such Distribution Date); provided, however, that the Reserve Fund Required Amount for the Closing Date is the Reserve Fund Initial Amount.

         "Revolving Period" means the period beginning on the Closing Date and ending on the earlier of the close of business on the day immediately preceding the date on which the Controlled Accumulation Period or the Early Amortization Period commences.

         "Series 2001-[_]" means the Series of Notes, the terms of which are specified in this Indenture Supplement.

         "Series 2001-[_] Amortization Event" has the meaning specified in
Section 6.01.

         "Series 2001-[_] Excess Funding Amount" means, as of any date, the product of (a) the amount on deposit in the Excess Funding Account on such date, times (b) a fraction, the numerator of which is the Adjusted Invested Amount, and the denominator of which is the sum of the adjusted invested amounts of each outstanding Series being allocated a portion of the funds on deposit in the Excess Funding Account.

         "Series 2001-[_] Final Maturity Date" means the earliest to occur of
(a) the Distribution Date on which the Notes are paid in full, (b) the [________ _____] Distribution Date and (c) the termination of the Issuer pursuant to Section 11.01 of the Indenture.

         "Series 2001-[_] Note" means a Class A Note or a Class B Note.

         "Series 2001-[_] Noteholder" means a Class A Noteholder or a Class B Noteholder.

         "Series 2001-[_] Noteholders' Collateral" means the Noteholders' Collateral for Series 2001-[_].

         "Series Cut-Off Date" means [_________], 200[_].

         "Servicing Fee Rate" means [1]% per annum or such lesser percentage as may be specified by the Servicer in an Officer's Certificate delivered to the Indenture Trustee stating that, in the reasonable belief of the Servicer, such change in percentage will not result in an Adverse Effect.

         "Shared Principal Collections" has, with respect to Series 2001-[_], the meaning specified in Section 4.08.

         "Subordinated Percentage" means the percentage equivalent of a fraction, the numerator of which is [__]% and the denominator of which is the excess of 100% over [__]%.

         "Swap Counterparty" means [______________].

         "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Capital Markets Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).

         "Transferor Amount" means, as of any date, the excess of the Adjusted Pool Balance on that date over the sum of the adjusted invested amounts as of that date of all outstanding Series (including Series 2001-[_]).

         "Transferor Collections" means, with respect to any Collection Period or any date, the sum of (a) the applicable Transferor Percentage of Interest Collections for such Collection Period or such date and (b) the applicable Transferor Percentage of Principal Collections for such Collection Period or such date.

         "Transferor Percentage" has the meaning specified in the Indenture.

         "Trust Available Subordinated Amount" means, as of any date, the sum of the available subordinated amounts as of that date for all Series.

         "Uncovered Reallocated Principal Collections" has the meaning specified in Section 4.06.

         Section 2.02. Other Definitional Provisions.

         (a) All terms used herein and not otherwise defined herein have meanings ascribed to them in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement, as applicable.

         (b) All terms defined in this Indenture Supplement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Indenture Supplement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture Supplement or in any such certificate or other document, and accounting terms partly defined in this Indenture Supplement or in any such certificate or other document to the extent not defined, have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable and as in effect on the date of this Indenture Supplement. To the extent that the definitions of accounting terms in this Indenture Supplement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles in the United States, the definitions contained in this Indenture Supplement or in any such certificate or other document control.

         (d) Unless otherwise specified, references to any dollar amount as on deposit or outstanding on any particular date means such amount at the close of business on such day.

         (e) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture Supplement refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement. References to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Indenture Supplement, unless otherwise specified. The term "including" means "including without limitation."

                                 ARTICLE III

                                 SERVICING FEE

         Section 3.01. Servicing Compensation.

         The share of the Servicing Fee allocable to the Series 2001-[_] Noteholders with respect to any Distribution Date is equal to the Monthly Servicing Fee. The portion of the Servicing Fee that is not allocable to the Series 2001-[_] Noteholders will be paid by the holders of the Transferor Interest or the Noteholders of other Series (as provided in the related Indenture Supplements) and in no event will the Issuer, the Indenture Trustee or the Series 2001-[_] Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the Noteholders of any other Series.

                                  ARTICLE IV

                     RIGHTS OF SERIES 2001-[_] NOTEHOLDERS
                 AND ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 4.01. Collections and Allocations.

         (a) Allocations. Collections of Interest Receivables, Principal Receivables and Defaulted Receivables allocated to Series 2001-[_] pursuant to
Article VIII of the Indenture are to be allocated and distributed as set forth in this Article IV.

         (b) Allocations to Transferor Interest. Out of the Transferor Collections for any Collection Period, the Servicer will on the related Deposit Date deduct or withdraw therefrom (or instruct the Indenture Trustee to deduct or withdraw therefrom) and distribute to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement the following amounts:

               (i) an amount equal to the product of the Excess Transferor Percentage for such Collection Period and the Interest Collections for such Collection Period; and

               (ii) an amount equal to the product of the Excess Transferor Percentage for such Collection Period and the Principal Collections for such Collection Period, but only to the extent that the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Issuer on such Deposit Date) exceeds the Required Transferor Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date).

         The Available Transferor Collections for any Collection Period will be deposited into the Collection Account and retained therein, but only to the extent that (A) such funds are needed to cover (pursuant to Section clause
(ii) of Section 4.04(b)) shortfalls in distributions and deposits required to be made from Available Investor Interest Collections for the related Distribution Date and Excess Interest Collections for such Distribution Date available for the Series 2001-[_] Notes and (B) such funds are needed to cover similar shortfalls for other Series. The remaining Available Transferor Collections not required to be retained in the Collection Account will be distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement, but only to the extent that the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Issuer on such Deposit Date) exceeds the Required Transferor Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date).

         The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Noteholders' Collateral pursuant to Section 2.03 or 7.01 of the Transfer and Servicing Agreement[s] or Section 11.04 of the Indenture and payment of the purchase price for the Series 2001-[_] Noteholders' Collateral pursuant to
Section 7.01 of this Indenture Supplement.

         (c) Allocations to Series 2001-[_] Noteholders. The Servicer will on each Deposit Date allocate to the Series 2001-[_] Noteholders and retain in the Collection Account for application as provided herein the following amounts:

               (i) an amount equal to the product of the Floating Investor Percentage for the related Collection Period and the Interest Collections for the related Collection Period, but only to the extent necessary to cause the amounts then on deposit in the Collection Account due to deposits therein pursuant to this clause
          (i) to equal the amounts to be distributed on the related Distribution Date pursuant to clauses (i) through (viii) of Section 4.04(a); and

               (ii) an amount equal to the product of the Investor Percentage applicable for the related Collection Period and the Principal Collections for the related Collection Period, but only to the extent necessary to cause the amounts then on deposit in the Collection Account due to deposits therein pursuant to this clause
          (ii) to equal the amounts to be distributed on the related Distribution Date pursuant to Section 4.04(c) or 4.04(d), as applicable.

         Section 4.02. Determination of Monthly Interest.

         (a) The amount of monthly interest (the "Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Notes on any Distribution Date will be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A
Note Interest Rate in effect with respect to the related Interest Period and
(ii) the Class A Note Principal Balance as of the close of business on the last day of the immediately preceding Collection Period.

         On the Determination Date immediately preceding each Distribution Date, the Servicer will determine the excess, if any (such excess, the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount (the "Class A Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) will be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, the Class A Additional Interest will be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

         (b) The amount of monthly interest (the "Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Notes on any Distribution Date will be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B
Note Interest Rate in effect with respect to the related Interest Period and
(ii) the Class B Note Principal Balance as of the close of business on the last day of the immediately preceding Collection Period.

         On the Determination Date immediately preceding each Distribution Date, the Servicer shall determine the excess, if any (such excess, the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount (the "Class B Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) will be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, the Class B Additional Interest will be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

         Section 4.03. Determination of Monthly Principal.

         The amount of monthly principal distributable from the Collection Account with respect to the Notes on each Distribution Date (the "Monthly Principal"), beginning with the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, will be equal to the least of (i) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (iii) the Adjusted Invested Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.05 and 4.06).

         Section 4.04. Application of Available Funds on Deposit in Collection Account and Other Sources.

         (a) On each Distribution Date, the Servicer will apply, or cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, Available Investor Interest Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions or deposits in the following priority:

               (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, will be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date;

               (ii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, will be distributed to the Paying Agent for payment to Class B Noteholders on such Distribution Date;

               (iii) an amount equal to the payment owed by the Issuer to the Swap Counterparty under the Swap for such Distribution Date, plus the amount of any payments previously owed by the Issuer but not distributed to the Swap Counterparty on a prior Distribution Date, will be distributed to the Swap Counterparty;

               (iv) if Ford Credit or one of its Affiliates is no longer the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer (unless such amount has been netted against deposits into the Collection Account in accordance with Section 8.04 of the Indenture);

               (v) an amount equal to the Investor Default Amount for such Distribution Date will be treated as Investor Principal Collections for such Distribution Date;

               (vi) an amount equal to the Reserve Fund Deposit Amount for such Distribution Date will be deposited into the Reserve Fund;

               (vii) an amount equal to the sum of Investor Charge-Offs that have not been previously reimbursed will be treated as Investor Principal Collections for such Distribution Date;

               (viii) an amount equal to the sum of Reallocated Principal Collections that have not been reimbursed previously will be treated as Investor Principal Collections for such Distribution Date;

               (ix) if Ford Credit or one of its Affiliates is the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer (unless such amount has been netted against deposits into the Collection Account in accordance with Section 8.04 of the Indenture);

               (x) an amount equal to the excess of the Required Subordinated Amount over the Available Subordinated Amount will be distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement to increase the Available Subordinated Amount by the amount so distributed;

               (xi) an amount equal to the Interest Collections Shortfalls for other outstanding Series in Excess Interest Sharing Group [One] will be treated as Excess Interest Collections available from Series 2001-[_] and applied to cover the Interest Collections Shortfalls for other outstanding Series in Excess Interest Sharing Group [One]; and

               (xii) all remaining Available Investor Interest Collections for such Distribution Date will be distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement.

         (b) If Available Investor Interest Collections for any Distribution Date are insufficient to make the entire distribution or deposit amounts required under certain of the clauses of Section 4.04(a), the available funds from the following sources on such Distribution Date will be applied in the following order to make up any shortfalls:

               (i) from Excess Interest Collections available from other outstanding Series in Excess Interest Sharing Group [One], but only to cover shortfalls in the distributions and deposits required under clauses (i) through (x) of Section 4.04(a) in that order;

               (ii) from Available Transferor Collections retained in the Collection Account, but only in an amount not exceeding the Available Subordinated Amount (before giving effect to Section 4.05) for such Distribution Date and only to cover shortfalls in the distributions and deposits required under clauses (i) through (viii) of Section 4.04(a) in that order; provided that, in addition to covering shortfalls under clauses (i) through (viii) of Section 4.04(a), any remaining Available Transferor Collections will be applied to cover unpaid Adjustment Payments; and, provided, further, that if the amount of Available Transferor Collections is insufficient to cover such shortfalls and unpaid Adjustment Payments allocable to Series 2001-[_] as well as any similar shortfalls or unpaid amounts for other Series, then Available Transferor Collections will be allocated to Series 2001-[_] based on the ratio that the Available Subordinated Amount bears to the Trust Available Subordinated Amount;

               (iii) from the Reserve Fund Available Amount, but only to cover shortfalls in the distributions and deposits required under clauses
          (i) through (v) of Section 4.04(a) in that order; and

               (iv) from the Reallocated Principal Collections for such Distribution Date, but only to cover shortfalls in the distribution required under clause (i) of Section 4.04(a).

         (c) On each Distribution Date with respect to the Revolving Period, the Servicer will apply, or cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions or deposits in the following priority:

               (i) such Available Investor Principal Collections deposited into the Collection Account for the related Collection Period will be treated as Shared Principal Collections with respect to Principal Sharing Group [One] and applied in accordance with Section 8.05(c) of the Indenture; and

               (ii) the balance of such Available Investor Principal Collections not applied pursuant to clause (i) above will be distributed to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement, to the extent that such balance is not otherwise required to be deposited into the Excess Funding Account pursuant to Section 8.03(b) of the Indenture.

         (d) On each Distribution Date with respect to the Controlled Accumulation Period or the Early Amortization Period, the Servicer will apply, or cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions or deposits in the following priority:

               (i) during the Controlled Accumulation Period and before the payment in full of the Class A Notes and the Class B Notes, an amount equal to the Monthly Principal for such Distribution Date will be deposited into the Principal Funding Account in an amount not to exceed the Controlled Deposit Amount for such Distribution Date; provided that the source of funds deposited into the Principal Funding Account will be first from available funds in the Excess Funding Account, if any, but only up to the Controlled Deposit Amount; and, provided, however, that, if Available Investor Principal Collections for such Distribution Date is insufficient to deposit the full amount required to be deposited into the Principal Funding Account pursuant to this clause (i), then Shared Principal Collections available from other Series in Principal Sharing Group [One] will be deposited into the Principal Funding Account in the amount of the shortfall;

               (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class A Note Principal Balance has been paid in full; provided, however, that, if Available Investor Principal Collections for such Distribution Date are insufficient to distribute the full amount required to be distributed to the Paying Agent pursuant to this clause (ii), then Shared Principal Collections available from other Series in Principal Sharing Group [One] will be distributed to the Paying Agent in the amount of the shortfall;

               (iii) during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, will be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class B Note Principal Balance has been paid in full; provided, however, that, if Available Investor Principal Collections for such Distribution Date are insufficient to distribute the full amount required to be distributed to the Paying Agent pursuant to this clause (iii), then Shared Principal Collections available from other Series in Principal Sharing Group [One] (after giving effect to any amount thereof applied pursuant to the proviso of clause (ii) above) will be distributed to the Paying Agent in the amount of the shortfall; and

               (iv) the balance of such Available Investor Principal Collections will be treated as Shared Principal Collections with respect to Principal Sharing Group [One] and applied in accordance with Section 8.05(c) of the Indenture.

         (e) [Reserved]

         (f) On the earlier to occur of (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Expected Final Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, will withdraw from the Principal Funding Account and distribute to the Paying Agent for payment first, to the Class A Noteholders up to the Class A Note Principal Balance and second, to the Class B Noteholders up to the Class B Note Principal Balance, the amounts deposited into the Principal Funding Account pursuant to Section 4.04(e) and clause (i) of Section 4.04(d).

         (g) The Controlled Accumulation Period is scheduled to commence at the close of business on [________], 20[__]; provided, however, that, if the Accumulation Period Length (determined as described below) is less than [six] Collection Periods, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the Collection Period that is the number of whole Collection Periods before the Expected Final Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Collection Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the [_______ ____] Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length," which will equal the number of whole Collection Periods such that the sum of the Accumulation Period Factors for each Collection Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one Collection Period; and provided, further, that the determination of the Accumulation Period Length may be changed at any time upon receipt by the Indenture Trustee of an Officer's Certificate from the Seller that such change will not have an Adverse Effect.

         Section 4.05. Investor Charge-Offs.

         On each Determination Date, the Servicer will calculate the Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Investor Default Amount for such Distribution Date exceeds the sum of:

               (i) the Available Investor Interest Collections for such Distribution Date as applied to fund such Investor Default Amount pursuant to clause (v) of Section 4.04(a);

               (ii) the Excess Interest Collections available from other outstanding Series in Excess Interest Sharing Group [One] for such Distribution Date as applied to fund such Investor Default Amount pursuant to clause (v) of Section 4.04(a) in accordance with clause
          (i) of Section 4.04(b);

               (iii) the Available Transferor Collections retained in the Collection Account for such Distribution Date as applied to fund such Investor Default Amount pursuant to clause (v) of Section 4.04(a) in accordance with clause (ii) of Section 4.04(b); and

               (iv) the Reserve Fund Available Amount for such Distribution Date as applied to fund such Investor Default Amount pursuant to clause (v) of Section 4.04(a) in accordance with clause (iii) of
          Section 4.04(b);

then, if the Available Subordinated Amount is greater than zero (after giving effect to any reductions thereof pursuant to clause (ii) of Section 4.04(b)) , a portion of the Available Subordinated Amount, in an amount not to exceed the lesser of (1) the Available Subordinated Amount and (2) the amount of such unfunded Investor Default Amount, will be reallocated to the Series 2001-[_] Notes in order to avoid a reduction of the Invested Amount. Any excess of the amount of such unfunded Investor Default Amount over the amount of the Available Subordinated Amount reallocated pursuant to this Section will constitute an "Investor Charge-Off" for such Distribution Date and will reduce the Invested Amount. The amount of any Available Subordinated Amount reallocated pursuant to this Section will reduce the Available Subordinated Amount by the amount so reallocated.

         Section 4.06. Reallocated Principal Collections.

         On each Distribution Date, the Servicer will apply, or cause the Indenture Trustee to withdraw from the Principal Funding Account and apply, Reallocated Principal Collections with respect to such Distribution Date and apply such amounts on such Distribution Date in accordance with clause (iv) of
Section 4.04(b). If, on any Distribution Date, Reallocated Principal Collections for such Distribution Date are so applied, then, if the Available Subordinated Amount is greater than zero (after giving effect to any reductions thereof pursuant to clause (ii) of Section 4.04(b) and Section 4.05), a portion of the Available Subordinated Amount, in an amount not to exceed the lesser of (1) the Available Subordinated Amount and (2) the amount of such Reallocated Principal Collections, will be reallocated to the Series 2001-[_] Notes in order to avoid a reduction of the Invested Amount. Any excess of the amount of such Reallocated Principal Collections over the amount of the Available Subordinated Amount reallocated pursuant to this Section will constitute "Uncovered Reallocated Principal Collections" for such Distribution Date and will reduce the Invested Amount. The amount of any Available Subordinated Amount reallocated pursuant to this Section will reduce the Available Subordinated Amount by the amount so reallocated.

         Section 4.07. Excess Interest Collections.

         Subject to Section 8.05(b) of the Indenture, Excess Interest Collections with respect to the Excess Interest Sharing Series in Excess Interest Sharing Group [One] for any Distribution Date will be allocated to Series 2001-[_] in an amount equal to the product of (i) the aggregate amount of Excess Interest Collections with respect to all the Excess Interest Sharing Series in Excess Interest Sharing Group [One] for such Distribution Date and
(ii) a fraction, the numerator of which is the Interest Collections Shortfall for Series 2001-[_] for such Distribution Date and the denominator of which is the aggregate amount of Interest Collections Shortfalls for all the Excess Interest Sharing Series in Excess Interest Sharing Group [One] for such Distribution Date. The "Interest Collections Shortfall" for Series 2001-[_] for any Distribution Date will equal the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to clauses (i) through (x) of Section 4.04(a) on such Distribution Date over (b) the Available Investor Interest Collections for such Distribution Date. The "Excess Interest Collections" for Series 2001-[_] for any Distribution Date will equal the excess, if any, of (a) the Available Investor Interest Collections for such Distribution Date over (b) the full amount required to be paid, without duplication, pursuant to clauses (i) through (x) of Section 4.04(a) on such Distribution Date.

         Section 4.08. Shared Principal Collections.

         Subject to Section 8.05(c) of the Indenture, Shared Principal Collections with respect to the Principal Sharing Series in Principal Sharing Group [One] for any Distribution Date will be allocated to Series 2001-[_] in an amount equal to the product of (i) the aggregate amount of Shared Principal Collections with respect to all the Principal Sharing Series in Principal Sharing Group [One] for such Distribution Date and (ii) a fraction, the numerator of which is the Principal Shortfall for Series 2001-[_] for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Principal Sharing Series in Principal Sharing Group [One] for such Distribution Date. The "Principal Shortfall" for Series 2001-[_] for any Distribution Date will equal (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Adjusted Invested Amount over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

         Section 4.09. Available Subordinated Amount.

         (a) On each Distribution Date, the Servicer will apply, or cause the Indenture Trustee to withdraw the Available Transferor Collections retained in the Collection Account for such Distribution Date and apply, such amounts to the extent necessary on such Distribution Date in accordance with clause (ii) of Section 4.04(b). The amount of any such Available Transferor Collections so applied on any Distribution Date will reduce the Available Subordinated Amount by the amount so applied. [The balance of Available Transferor Collections on deposit in the Collection Account on any Distribution Date, after giving effect to any distributions or deposits thereof in accordance with clause (ii) of Section 4.04(b), will be distributed by the Indenture Trustee, at the written direction of the Servicer, to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement, but only to the extent that the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Issuer on such Deposit
Date) exceeds the Required Transferor Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date).

         (b) The Available Subordinated Amount may also be reallocated to the Invested Amount in order to avoid a reduction of the Invested Amount pursuant to (i) unfunded Investor Default Amounts pursuant to Section 4.05 or (ii) Reallocated Principal Collections pursuant to Section 4.06. The amount of the Available Subordinated Amount so reallocated on any Distribution Date will reduce the Available Subordinated Amount by the amount so reallocated.

         (c) [Notwithstanding any other provision herein, the Transferor[s] may elect to increase the Available Subordinated Amount up to the lesser of
(i) $[_] and (ii) [_]% of the Adjusted Invested Amount at the time of such increase.]

         Section 4.10. Principal Funding Account.

         (a) The Indenture Trustee will establish and maintain with an Eligible Institution, which may be the Indenture Trustee, in the name of the Issuer, on behalf of the Issuer, for the benefit of the Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Indenture Trustee will possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account will be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If at any time the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Transferor will notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) will, within ten Business Days (or such longer period as to which the Rating Agencies may consent), establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and will transfer any cash or any investments to such new Principal Funding Account. The Indenture Trustee, at the direction of the Servicer, will (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) before the termination of the Principal Funding Account, make deposits into the Principal Funding Account in the amounts specified in, and in accordance with, clause (i) of
Section 4.04(d).

         (b) Funds on deposit in the Principal Funding Account will be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Distribution Date, after giving effect to any withdrawals from the Principal Funding Account on such Distribution Date, will be invested in such investments that will mature so that such funds will be available for withdrawal on or before the following Distribution Date. The Indenture Trustee is required to:

               (i) hold each Eligible Investment that constitutes investment property through a securities intermediary that agrees with the Indenture Trustee that (A) such investment property will at all times be credited to a securities account of the Indenture Trustee,
          (B) such securities intermediary will comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (C) all property credited to such securities account will be treated as a financial asset, (D) such securities intermediary will waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (E) such agreement will be governed by the laws of the State of New York; and

               (ii) maintain possession of each other Eligible Investment not described in clause (i) above;

provided, that no Eligible Investment may be disposed of before its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein have the meanings set forth in the New York UCC. Investment proceeds of amounts on deposit in the Principal Funding Account will not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Indenture Supplement.

         Section 4.11. Reserve Fund.

         (a) The Indenture Trustee will establish and maintain in the name of the Issuer, on behalf of the Issuer, for the benefit of the Noteholders, a segregated trust account with the corporate trust department of an Eligible Institution, which may be the Indenture Trustee (the "Reserve Fund"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Indenture Trustee will possess all right, title and interest in all funds on deposit from time to time in the Reserve Fund and in all proceeds thereof. The Reserve Fund will be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If at any time the institution holding the Reserve Fund ceases to be an Eligible Institution, the Transferor[s] will notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) will, within ten Business Days (or such longer period as to which the Rating Agencies may consent), establish a new Reserve Fund meeting the conditions specified above with an Eligible Institution, and will transfer any cash or any investments to such new Reserve Fund. The Indenture Trustee, at the direction of the Servicer, will (i) make withdrawals from the Reserve Fund from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date before the termination of the Reserve Fund, make deposits into the Reserve Fund in the amount of the Reserve Fund Deposit Amount for such Distribution Date from: (1) Available Investor Interest Collections for such Distribution Date as applied in accordance with clause (vi) of Section 4.04(a); (2) Excess Interest Collections available from other outstanding Series in Excess Interest Sharing Group [One] for such Distribution Date as applied in accordance with clause
(i) of Section 4.04(b); and (3) Available Transferor Collections retained in the Collection Account for such Distribution Date as applied in accordance with clause (ii) of Section 4.04(b)

         (b) Funds on deposit in the Reserve Fund will be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Fund on any Distribution Date, after giving effect to any withdrawals from the Reserve Fund on such Distribution Date, will be invested in such investments that will mature so that such funds will be available for withdrawal on or before the following Distribution Date. The Indenture Trustee will:

               (i) hold each Eligible Investment that constitutes investment property through a securities intermediary that agrees with the Indenture Trustee that (A) such investment property will at all times be credited to a securities account of the Indenture Trustee,
          (B) such securities intermediary will comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (C) all property credited to such securities account will be treated as a financial asset, (D) such securities intermediary will waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (E) such agreement will be governed by the laws of the State of New York; and

               (ii) maintain possession of each other Eligible Investment not described in clause (i) above;

provided, that no Eligible Investment may be disposed of before its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein have the meanings set forth in the New York UCC. Investment proceeds of amounts on deposit in the Reserve Fund will not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Indenture Supplement.

         (c) The Reserve Account will be funded by the Transferor[s] on the Closing Date in the amount of the Reserve Fund Initial Amount.

         (d) If the Series 2001-[_] Notes are not paid in full on the Series 2001-[_] Final Maturity Date, any funds remaining in the Reserve Fund, after application of funds therein on such date in accordance with clause (iii) of
Section 4.04(b), will be treated as Available Investor Principal Collections for such Distribution Date occurring on the Series 2001-[_] Final Maturity Date.

         (e) If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Reserve Fund, the amount on deposit in the Reserve Fund exceeds the Reserve Fund Required Amount then in effect, the Indenture Trustee will, at the written direction of the Servicer, distribute such excess to the Owner Trustee for distribution to the holders of the Transferor Interest in accordance with the Trust Agreement.

         Section 4.12. [Reserved].

         Section 4.13. Determination of LIBOR.

         (a) On each LIBOR Determination Date, the Indenture Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

         (b) The Class A Note Interest Rate and the Class B Note Interest Rate applicable to the then-current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its Corporate Trust Office at [__________________] or such other telephone number as may be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

         (c) On each LIBOR Determination Date, the Indenture Trustee will send to the Servicer, the Issuer and the Administrator by facsimile transmission, notification of LIBOR for the following Interest Period.

         Section 4.14. Investment Instructions.

         Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 12:00 noon (New York City time) on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but has no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 12:00 noon (New York City time) on such day, such investment will be made by the Indenture Trustee on the next succeeding Business Day. In no event will the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 12:00 noon (New York City time) on the day such investment is requested to be made.

                                  ARTICLE V

                      DELIVERY OF SERIES 2001-[_] NOTES;
             DISTRIBUTIONS; REPORTS TO SERIES 2001-[_] NOTEHOLDERS

         Section 5.01. Delivery and Payment for Series 2001-[_] Notes.

         The Indenture Trustee will execute and authenticate the Series 2001-[_] Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee will deliver the Series 2001-[_] Notes to or upon the order of the Issuer when so authenticated.

         Section 5.02. Distributions.

         (a) On each Distribution Date, the Paying Agent will distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

         (b) On each Distribution Date, the Paying Agent will distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

         (c) On each Distribution Date, the Paying Agent will distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

         (d) On each Distribution Date, the Paying Agent will distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

         (e) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.03, 6.01 and 7.01 of the Transfer and Servicing Agreement[s], Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

         (f) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2001-[_] Noteholders hereunder will be made by (i) check mailed to each Series 2001-[_] Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-[_] Notes registered in the name of the nominee of a Clearing Agency, such distribution will be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-[_] Note or the making of any notation thereon.

         Section 5.03. Reports and Statements to Series 2001-[_] Noteholders.

         (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, will mail or deliver to each Series 2001-[_] Noteholder a statement substantially in the form of Exhibit B prepared by the Servicer.

         (b) Not later than the second Business Day preceding each Distribution Date, the Servicer will mail or deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit B prepared by the Servicer and (ii) a certificate of an Authorized Officer substantially in the form of Exhibit C; provided that the Servicer may amend the form of Exhibit B and Exhibit C from time to time.

         (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2001-[_] Noteholder by a request in writing to the Servicer.

         (d) On or before January 31 of each calendar year, beginning with calendar year 200[_], the Paying Agent, on behalf of the Indenture Trustee, will furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2001-[_] Noteholder, a statement prepared by the Servicer containing the information that is required to be contained in the statement to Series 2001-[_] Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer will be deemed to have been satisfied to the extent that substantially comparable information is provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                  ARTICLE VI

                      SERIES 2001-[_] AMORTIZATION EVENTS

         Section 6.01. Series 2001-[_] Amortization Events.

         If any one of the following events occurs with respect to the Series 2001-[_] Notes:

               (i) failure by the Transferor (a) to make any payment or deposit required by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (b) to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement[s], the Indenture or this Indenture Supplement that has an Adverse Effect on the Series 2001-[_] Noteholders and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2001-[_] Notes, and, in either case, continues to affect materially and adversely the interests of the Series 2001-[_] Noteholders for the designated period;

               (ii) any representation or warranty made by [the] [a] Transferor in the [applicable] Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, or any information contained in a computer file or other list required to be delivered by [the] [such] Transferor pursuant to Section 2.01 of the [applicable] Transfer and Servicing Agreement proves to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, has been given to [the] [such] Transferor by the Indenture Trustee, or to [the] [such] Transferor and the Indenture Trustee by any Holder of the Series 2001-[_] Notes and as a result of which the interests of the Series 2001-[_] Noteholders are materially and adversely affected and continue to be affected materially and adversely for the designated period; provided, however, that a Series 2001-[_] Amortization Event pursuant to this clause (ii) will not be deemed to have occurred hereunder if [the] [such] Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the [applicable] Transfer and Servicing Agreement;

               (iii) any Servicer Default occurs which has an Adverse Effect on the Series 2001-[_] Noteholders;

               (iv) the Class A Note Principal Balance or the Class B Note Principal Balance is not paid in full on the Expected Final Payment Date;

               (v) the Interest Rate Swap terminates early in accordance with its terms and no replacement interest rate swap or other arrangement acceptable to the Rating Agencies is entered into or established within [30] days of the termination of the Interest Rate Swap;

               (vi) the average of the Monthly Principal Payment Rates for the [three] preceding Collection Periods is less than [__]%;

               (vii) on any Determination Date, the Available Subordinated Amount for the next succeeding Distribution Date is less than the Required Subordinated Amount after giving effect to any distributions to be made on such Distribution Date; or

               (viii) the occurrence of an Event of Default with respect to Series 2001-[_] and an acceleration of the maturity of the Series 2001-[_] Notes pursuant to Section 5.03 of the Indenture;

then, in the case of any event described in clauses (i) through (vii) of this Section, either the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of Series 2001-[_] Notes by notice then given in writing to the Transferor[s] and the Servicer (and to the Indenture Trustee if given by the Series 2001-[_] Noteholders) may declare that an amortization event with respect to the Series 2001-[_] Notes (a "Series 2001-[_] Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in clause (viii) of this Section, a Series 2001-[_] Amortization Event will occur without any notice or other action on the part of the Indenture Trustee or the Series 2001-[_] Noteholders immediately upon the occurrence of such event.

                                 ARTICLE VII

REDEMPTION OF SERIES 2001-[_] NOTES; SERIES FINAL MATURITY; FINAL DISTRIBUTIONS

         Section 7.01. Optional Redemption of Series 2001-[_] Notes.

         (a) On any day occurring on or after the date on which the sum of the Class A Note Principal Balance and the Class B Note Principal Balance is reduced to [10]% or less of the sum of the Class A Note Initial Principal Balance and the Class B Note Initial Principal Balance, the Transferor[s] [, acting jointly,] will have the option to purchase the Series 2001-[_] Noteholders' Collateral and thereby cause a redemption of the Series 2001-[_] Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

         (b) The Transferor[s] will give the Servicer and the Indenture Trustee at least 30 days prior written notice of the date on which the Transferor[s] intend[s] to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Transferor[s] will deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Funding Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Amount in accordance with the foregoing, the Invested Amount of the Series 2001-[_] Notes will be reduced to zero and the Series 2001-[_] Noteholders will have no further interest in the Receivables or, if applicable, interests in Other Floorplan Assets. The Reassignment Amount will be distributed as set forth in Section [7.02].

         Section 7.02. Series Final Maturity.

         (a) The amount to be paid by the Transferor[s] with respect to Series 2001-[_] in connection with a reassignment of the Noteholders' Collateral pursuant to Section 2.03 or 7.01 of the Transfer and Servicing Agreement[s] will be the Reassignment Amount for the first Distribution Date following the Collection Period in which the reassignment obligation arises under the Transfer and Servicing Agreement[s]. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 2.03 or 7.01 of the Transfer and Servicing Agreement[s] or the proceeds from any Foreclosure Remedy pursuant to Section 5.05 of the Indenture, the Indenture Trustee will, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:

               (i) (A) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (B) an amount equal to the sum of (1) Class A Monthly Interest for such Distribution Date, (2) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date and (3) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders; and

               (ii) (A) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (B) an amount equal to the sum of (1) Class B Monthly Interest for such Distribution Date, (2) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date and (3) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders.

         (b) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement[s], all amounts distributed to the Paying Agent pursuant to Section 7.02(a) for payment to the Series 2001-[_] Noteholders will be deemed distributed in full to the Series 2001-[_] Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and will be deemed to be a final distribution pursuant to Section 11.02 of the Indenture.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

         Section 8.01. Execution and Delivery of Interest Rate Swap.

         On the Closing Date, the Issuer will execute and deliver the Interest Rate Swap. On the Closing Date the Transferor[s] will contribute the amount of the Initial Exchange Amount (as defined in the Interest Rate Swap) to the Issuer by paying such amount to the Swap Counterparty on behalf of the Issuer.

         Section 8.02. Ratification of Agreement.

         As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement is to be read, taken and construed as one and the same instrument.

         Section 8.03. Form of Delivery of Series 2001-[_] Notes.

         The Series 2001-[_] Notes will be delivered as Registered Notes as provided in Section 2.01 of the Indenture.

         Section 8.04. Counterparts.

         This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which will be an original, but all of which will constitute one and the same instrument.

         Section 8.05. Governing Law.

         THIS INDENTURE SUPPLEMENT AND EACH SERIES 2001-[_] NOTE ARE TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

         Section 8.06. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and are not intended to affect the construction hereof.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                             FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__], as Issuer

                             By [Owner Trustee], not in its individual capacity, but solely as Owner Trustee


                             By
                                -----------------------------------------------
                             Name:
                             Title:



                             [INDENTURE TRUSTEE],

                             not in its individual capacity, but solely as Indenture Trustee

                             By
                                -----------------------------------------------
                             Name:
                             Title:

                                                                   EXHIBIT A-1

                             FORM OF CLASS A NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE
TRANSFEROR[S], OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR[S], ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE UNITED STATES FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

Registered                                                        $___________1
No. R-__                                                   CUSIP No. __________

                 FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__]

          SERIES 2001-[_] [FLOATING RATE] ASSET BACKED NOTES, CLASS A

         Ford Credit Floorplan Master Owner Trust [__] (herein referred to as the "Issuer"), a Delaware statutory business trust formed by a Trust Agreement dated as of [_______], 2001, for value received, hereby promises to pay to ___________________________, or registered assigns, subject to the following provisions, the principal sum of __________________________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture and Indenture Supplement (each referred to herein), on the Series 2001-[_] Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Notes are paid in full and (b) the [___________ ____] Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note will be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note will not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.




--------
1 Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                            FORD CREDIT FLOORPLAN MASTER OWNER
                                            TRUST [__], as Issuer

                                            By [Owner Trustee], not in its
                                            individual capacity, but solely
                                            as Owner Trustee


                                            By
                                               --------------------------------
                                            Name:
                                            Title:

Dated: ________, _____



               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Notes described in the within-mentioned Indenture.

                                            [INDENTURE TRUSTEE],
                                            not in its individual capacity, but
                                            solely as Indenture Trustee

                                            By
                                               --------------------------------
                                            Name:
                                            Title:

                 FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__]
          SERIES 2001-[_] [FLOATING RATE] ASSET BACKED NOTES, CLASS A

                        Summary of Terms and Conditions

         This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as the Series 2001-[_] [Floating Rate] Asset Backed Notes (the "Notes"), issued under the Indenture, dated as of __________ __, 2001 (the "Indenture"), between the Issuer and [Indenture Trustee], as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2001-[_] Indenture Supplement, dated as of __________ __, 2001 (the "Indenture Supplement" and, together with the Indenture, the "Series Agreement"), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Series Agreement. All terms used in this Note that are defined in the Series Agreement have the meanings assigned to them in or pursuant to the Series Agreement. In the event of any conflict or inconsistency between the Series Agreement and this Note, the Series Agreement controls.

         The Class B Notes will also be issued under the Series Agreement.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Series Agreement or, except as expressly provided in the Series Agreement, subject to any liability under the Series Agreement.

         This Note does not purport to summarize the Series Agreement and reference is made to the Series Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class A Note Initial Principal Balance is $[_____________]. The Class A Note Principal Balance on any date of determination will be an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or before such date.

         The Expected Final Payment Date is the [___________ ____] Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Series Agreement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit the Controlled Deposit Amount into the Principal Funding Account, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Payment Date. Payments of principal of the Notes will be payable in accordance with the provisions of the Series Agreement.

         Subject to the terms and conditions of the Series Agreement, the Transferor[s] may, from time to time, direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of notes.

         On each Distribution Date, the Paying Agent will distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Series Agreement with respect to a final distribution, distributions to the Noteholders will be made by (i) check mailed to each Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Notes registered in the name of the nominee of a Clearing Agency, such distribution will be made in immediately available funds and (ii) without presentation or surrender of any Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Noteholders in accordance with the Series Agreement.

         On any day occurring on or after the date on which the outstanding principal balance of the Notes is reduced to [10]% or less of the initial outstanding principal balance of the Notes, the Issuer will have the option to redeem the Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

         This Class A Note does not represent an obligation of, or an interest in, the Transferor[s], Ford Motor Credit Company, Ford Motor Company or any Affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor[s], or join in instituting against the Issuer or the Transferor[s], any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note will be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Series Agreement and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor[s], the Indenture Trustee and any agent of the Issuer, Transferor[s] or the Indenture Trustee will treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and none of the Issuer, the Transferor[s], the Indenture Trustee or any agent of the Issuer, Transferor[s] or the Indenture Trustee will be affected by notice to the contrary.

         THIS CLASS A NOTE IS TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER ARE TO BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT

Social Security or other identifying number of assignee________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                   -------------------------------------

                                   -------------------------------------

                                   -------------------------------------

                                   -------------------------------------
                                       (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________________________,
attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________                     ______________________________2

                                               Signature Guaranteed:

                                               ------------------------------




---------------------
2 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                   EXHIBIT A-2

                             FORM OF CLASS B NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE
TRANSFEROR[S], OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR[S], ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE UNITED STATES FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

Registered                                                       $___________3
No. R-__                                                  CUSIP No. __________

                 FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__]

          SERIES 2001-[_] [FLOATING RATE] ASSET BACKED NOTES, CLASS B

         Ford Credit Floorplan Master Owner Trust [__] (herein referred to as the "Issuer"), a Delaware statutory business trust formed by a Trust Agreement dated as of [_______], 2001, for value received, hereby promises to pay to ___________________________, or registered assigns, subject to the following provisions, the principal sum of __________________________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture and Indenture Supplement (each referred to herein), on the Series 2001-[_] Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Notes are paid in full and (b) the [___________ ____] Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note will be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note will not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.



------------------
3 Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                  FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__], as Issuer

                                  By [Owner Trustee], not in its individual capacity, but solely as Owner Trustee


                                  By
                                     ------------------------------------------
                                  Name:
                                  Title:

Dated: ________, _____



               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Notes described in the within-mentioned Indenture.

                                  [INDENTURE TRUSTEE],

                                  not in its individual capacity, but solely as Indenture Trustee

                                  By
                                     ------------------------------------------
                                  Name:
                                  Title:

                 FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__]
          SERIES 2001-[_] [FLOATING RATE] ASSET BACKED NOTES, CLASS B

                        Summary of Terms and Conditions

         This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as the Series 2001-[_] [Floating Rate] Asset Backed Notes (the "Notes"), issued under the Indenture, dated as of __________ __, 2001 (the "Indenture"), between the Issuer and [Indenture Trustee], as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2001-[_] Indenture Supplement, dated as of __________ __, 2001 (the "Indenture Supplement" and, together with the Indenture, the "Series Agreement"), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Series Agreement. All terms used in this Note that are defined in the Series Agreement have the meanings assigned to them in or pursuant to the Series Agreement. In the event of any conflict or inconsistency between the Series Agreement and this Note, the Series Agreement controls.

         The Class A Notes will also be issued under the Series Agreement.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Series Agreement or, except as expressly provided in the Series Agreement, subject to any liability under the Series Agreement.

         This Note does not purport to summarize the Series Agreement and reference is made to the Series Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class B Note Initial Principal Balance is $[_____________]. The Class B Note Principal Balance on any date of determination will be an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or before such date.

         The Expected Final Payment Date is the [___________ ____] Distribution Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Series Agreement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit the Controlled Deposit Amount into the Principal Funding Account, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Payment Date. Payments of principal of the Notes will be payable in accordance with the provisions of the Series Agreement.

         Subject to the terms and conditions of the Series Agreement, the Transferor[s] may, from time to time, direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of notes.

         On each Distribution Date, the Paying Agent will distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Series Agreement with respect to a final distribution, distributions to the Noteholders will be made by (i) check mailed to each Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Notes registered in the name of the nominee of a Clearing Agency, such distribution will be made in immediately available funds and (ii) without presentation or surrender of any Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Noteholders in accordance with the Series Agreement.

         On any day occurring on or after the date on which the outstanding principal balance of the Notes is reduced to [10]% or less of the initial outstanding principal balance of the Notes, the Issuer will have the option to redeem the Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

         This Class B Note does not represent an obligation of, or an interest in, the Transferor[s], Ford Motor Credit Company, Ford Motor Company or any Affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor[s], or join in instituting against the Issuer or the Transferor[s], any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note will be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Series Agreement and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor[s], the Indenture Trustee and any agent of the Issuer, Transferor[s] or the Indenture Trustee will treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and none of the Issuer, the Transferor[s], the Indenture Trustee or any agent of the Issuer, Transferor[s] or the Indenture Trustee with be affected by notice to the contrary.

         THIS CLASS B NOTE IS TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER ARE TO BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT

Social Security or other identifying number of assignee________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                   -------------------------------------

                                   -------------------------------------

                                   -------------------------------------

                                   -------------------------------------
                                       (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________________________,
attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________                    ________________________________4

                                              Signature Guaranteed:

                                              --------------------------------





-----------------
4 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT B

                           FORM OF MONTHLY STATEMENT

                        ------------------------------

                 FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__]

              SERIES 2001-[_] [FLOATING RATE] ASSET BACKED NOTES

                        ------------------------------

         Pursuant to the Indenture, dated as of __________ __, 2001 (as amended and supplemented, the "Indenture"), between Ford Credit Floorplan Master Owner Trust [__] (the "Issuer") and [Indenture Trustee], as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2001-[_] Indenture Supplement, dated as of __________ __, 2001 (as amended and supplemented, the "Indenture Supplement" and, together with the Indenture, the "Series Agreement"), Ford Motor Credit Company ("Ford Credit") as Servicer under the Transfer and Servicing Agreement[s], dated as of __________ __, 2001 (as amended and supplemented, the "Transfer and Servicing Agreement[s]"), among Ford Credit, the Issuer and [Ford Credit Auto Receivables Corporation,] [and] [Ford Credit Auto Receivables LLC] (the "Transferor[s]"), is required to prepare certain information each month regarding current distributions to the Series 2001-[_] Noteholders and the performance of the Issuer during the previous month.

         The information which is required to be prepared with respect to the Distribution Date of __________, and with respect to the performance of the Issuer during the month of __________ is set forth below.

         Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

[TO BE PROVIDED]

         IN WITNESS WHEREOF, the undersigned has caused this Monthly Statement to be duly executed by the its duly authorized officer as of [______________], 200[_].

                                            FORD MOTOR CREDIT COMPANY,
                                            as Servicer


                                            By
                                               --------------------------------
                                            Name:
                                            Title:

                                                                     EXHIBIT C

                    FORM OF MONTHLY ALLOCATION AND PAYMENT

                       INSTRUCTIONS TO INDENTURE TRUSTEE

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                 FORD CREDIT FLOORPLAN MASTER OWNER TRUST [__]

              SERIES 2001-[_] [FLOATING RATE] ASSET BACKED NOTES

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         The undersigned, a duly authorized representative of Ford Motor
Credit Company ("Ford Credit"), as Servicer pursuant to the Transfer and Servicing Agreement[s], dated as of ______, 2001 (as amended and supplemented, the "Transfer and Servicing Agreement[s]"), among Ford Credit, Ford Credit Floorplan Master Owner Trust [__] (the "Issuer") and [Ford Credit Auto Receivables Corporation,] [and] [Ford Credit Auto Receivables LLC] (the "Transferor[s]"), does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Indenture, dated as of __________ __, 2001 (as amended and supplemented, the "Indenture"), between the Issuer and [Indenture Trustee], as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2001-[_] Indenture Supplement, dated as of __________ __, 2001 (as amended and supplemented, the "Indenture Supplement" and, together with the Indenture, the "Series Agreement"), as applicable.

         2.       Ford Credit is the Servicer.

         3. The undersigned is an Authorized Officer of the Servicer.

         4. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transfer and Servicing Agreement[s] and the Indenture and the Indenture Supplement through the Collection Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default]; if applicable, insert "None".

         5. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event occurred on or before such date.

         6. The Monthly Allocation and Payment Instructions are as follows:
[TO BE PROVIDED]

         IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed by the its duly authorized officer as of [______________], 200[_].

                                            FORD MOTOR CREDIT COMPANY,
                                            as Servicer


                                            By
                                               --------------------------------
                                            Name:
                                            Title: